                          ANNUAL REPORT / JULY 31 2001

                              AIM REAL ESTATE FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                              AIM REAL ESTATE FUND

                                  [COVER IMAGE]

                     -------------------------------------

                        NEW YORK, NEW YORK BY DIANA ONG

           EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY FIELDS

          TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR HAS TRANSFORMED

           ITSELF THROUGH THE DECADES. REAL ESTATE CONTINUES TO BE AN

                      IMPORTANT PART OF THE U.S. ECONOMY.

                     -------------------------------------

AIM Real Estate Fund is for shareholders who seek high total return on investment through capital appreciation and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Real Estate Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, 13.02%; inception (12/31/96), 3.86%. Class B shares, one year, 12.71%; inception (3/3/98), 0.42%. Class C shares, one year, 16.74%; five years, 9.33%; inception (5/1/95), 9.94%.
o Past performance cannot guarantee comparable future results. Due to recent significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o On July 1, 2001, the fund's name was changed to AIM Real Estate Fund; previously it had been AIM Advisor Real Estate Fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM REAL ESTATE FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    Fortunately, the real estate sector held up well in this difficult market and the fund produced attractive returns for shareholder during the fiscal year. However, we remain cautious, inasmuch as the general economic slowdown and the challenging market conditions are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                              AIM REAL ESTATE FUND

REITS OUTPACE BROADER MARKET DESPITE SLOWDOWN

HOW DID AIM REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended July 31, 2001, the fund posted total returns of 8.15% for Class A shares, 7.34% for Class B shares and 7.35% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Comparatively, the NAREIT Equity Index had a total return of 12.16% for the same 12-month period. Net assets in the fund grew from $56 million a year ago to well over $68 million by the end of the fiscal year.
    Although the fund does not traditionally measure itself against such market indicators as the S&P 500, it is worth noting that the fund's total returns for the fiscal year (as stated above) outperformed this index, which is often viewed as representative of the stock market. The S&P 500's return of -14.32% for the 12-month reporting period emphasizes the importance of investment diversification.

                     -------------------------------------

                        REITS CONTINUED TO REPORT STABLE

                         AND SUSTAINED EARNINGS GROWTH

                         OF ABOUT 7% THROUGH THE SECOND

                                QUARTER OF 2001.

                     -------------------------------------

WHAT WAS THE GENERAL MARKET ENVIRONMENT LIKE OVER THE REPORTING PERIOD?
The booming stock market of the 1990s was humbled during much of 2000 and the first half of this year. Investors avoided large growth-oriented stocks in particular, and some investors abandoned the stock market altogether, instead seeking safety in money market funds or bonds. Although the downturn hurt many investment classes, equities bore the brunt of the decline.
    After spending much of 1999 and 2000 raising interest rates to battle a perceived inflation threat, the Federal Reserve Board (the Fed) suddenly found itself battling the very real threat of economic recession in 2001. In its most aggressive easing campaign during the Greenspan era, the Fed lowered short-term interest rates six times during the first half of 2001, cutting the key federal funds rate (the rate banks charge one another for overnight loans) from 6.5% to 3.75%--its lowest level in seven years.
    So far the Fed's rate cuts have done little to stimulate the lackluster U.S. economy because such moves traditionally take at least six months (if not longer) to trickle down. Previous rate hikes implemented to slow the country's too-hot growth rate did just that--perhaps too much. Economic growth fell from an annual rate of 8.0% in the first quarter of 2000 to 1.0% in the fourth quarter and increased only slightly in the first and second quarters of 2001. In the end, investors generally lacked conviction and markets lacked direction.

HOW DID THIS ENVIRONMENT AFFECT REITS?
The contraction of the so-called new economy and the slowing of the old economy have had an impact on the underlying property market fundamentals for REITs. Nationwide, vacancy rates for offices rose to 10% at the end of the second quarter, compared to 7.9% for the same time a year ago and 8.4% at the end of the first quarter of 2001, according to real-estate research company Reis Inc.
    While business contraction and the addition of sublease space to the market may concern office and industrial landlords, the amount of new construction is still regarded as modest and declining. Apartment and retail occupancy rates have fared better than office and industrial as individuals must continue to meet their shelter and basic goods and services needs (e.g., groceries, drugs, etc).
    Although the current economic environment has been difficult for a broad spectrum of market sectors (including real estate), REITs continued to report stable and sustained earnings growth of about 7% through the second quarter of 2001. In fact, the vast majority of REITs have reported second-quarter earnings above or in-line with consensus estimates, according to J.P. Morgan.
    Three factors have helped REITs produce consistent earnings growth in the midst of the difficult economic climate:

o   New construction is projected to be modest due to reduced capital.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM REAL ESTATE FUND

                                  [COVER IMAGE]

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS                     PROPERTY-TYPE DIVERSIFICATION
--------------------------------------------------------------------------------

 1. Equity Office Properties Trust  8.7%   Apartments                      27.6%

 2. Equity Residential Properties   4.8    Retail                          20.3
    Trust
                                           Office                          19.2
 3. Vornado Realty Trust            4.5
                                           Industrial/Office                6.6
 4. Simon Property Group Inc.       4.3
                                           Diversified                      6.4
 5. Boston Properties, Inc.         4.3
                                           Industrial                       5.3
 6. Pan Pacific Retail Properties   4.0
                                           Health Care                      5.2
 7. SL Green Realty Corp.           4.0
                                           Lodging-Resorts                  1.6
 8. Avalonbay Communities, Inc.     3.8
                                           Self Storage                     1.3
 9. ProLogis Trust                  3.7
                                           Cash/Cash Equivalents & Others   6.5
10. Camden Property Trust           3.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

                     -------------------------------------

                           REITS AS A WHOLE ARE STILL

                        SHOWING POSITIVE EARNINGS GROWTH

                           WITH SOUND FUNDAMENTALS AND

                                GOOD VALUATIONS.

                     -------------------------------------

o Rents have increased dramatically over the last several years, so as current leases are renewed, current rents are still above expiring lease rates.
o Many REITs positioned themselves defensively, anticipating the coming slowdown. Some renewed tenant leases early to manage occupancy through a softer economy. Additionally, some REIT managers figured the current environment into their budgets.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
REITs as a whole are still showing positive earnings growth with sound fundamentals and good valuations. The fund is most heavily weighted in urban office REITs in high barrier markets that have physical limitations on new construction (e.g., New York and Boston) and also apartment and retail REITs because these are the sectors that we believe have the best long-term prospects for earnings growth, as well as attractive and growing dividend yields. The long-term nature of real estate leases (typically seven to 10 years) means that REIT earnings tend to be relatively predictable, which is a boon to investors worried about earnings growth in today's market environment.

WHAT WERE SOME COMPANIES YOU LIKED?
Equity Office Properties Trust, the fund's largest holding, earlier this year acquired Spieker Properties (formerly a fund holding) in the largest-ever real estate deal among REITs. The deal further strengthens Equity Office's position as the country's largest office-building owner.
    Simon Property Group, another top holding, is the country's largest mall owner and one of its largest publicly-traded real estate companies. The REIT owns, develops and manages more than 250 properties (primarily shopping malls and community shopping centers) in 36 states, as well as a small number of retail properties in Europe.

WHAT WERE MARKET CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?
Housing and consumer spending continue to provide bright spots in what otherwise remains a sagging U.S. economy. Poor business profitability and weak capital spending still weigh heavily on the minds of analysts and investors, and it's hard to predict with any certainty how markets will behave in the future. But inflation remains low, and the Fed's rate cuts have signaled that it is ready to move aggressively to keep markets and the economy afloat.
    With the slowing economy, it is likely that REIT earnings may also slow in the near future. However, over the long term we think the REITs that operate the best business models and generate the highest returns on capital--the so-called blue chip REITs in which the fund invests--will produce the best returns for shareholders.

          See important fund and index disclosures inside front cover.

                              AIM REAL ESTATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM REAL ESTATE FUND VS. BENCHMARK INDEXES

5/1/95-7/31/01

                                  [HYPO CHART]

================================================================================
                AIM REAL ESTATE FUND,                             NAREIT EQUITY
                   CLASS C SHARES          S&P 500 INDEX              INDEX
--------------------------------------------------------------------------------
5/1/95                $10,000                 $10,000                $10,000
7/31/95                10,313                  10,993                 10,773
7/31/96                11,472                  12,813                 12,430
7/31/97                16,327                  19,489                 17,023
7/31/98                15,432                  23,252                 16,684
7/31/99                13,718                  27,950                 15,723
7/31/00                16,426                  30,455                 18,194
7/31/01                17,636                  26,093                 20,406

Source: Lipper, Inc.; NAREIT

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)               3.43%
  1 year                             3.02

CLASS B SHARES
  Inception (3/3/98)                -0.08%
  1 year                             2.34

CLASS C SHARES
  Inception (5/1/95)                 9.50%
  5 years                            8.98
  1 year                             6.35

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.

Past performance cannot guarantee comparable future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT THIS CHART

This chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these benchmarks over the period 5/1/95 to 7/31/01. (Results for the indexes are for the period 4/30/95-7/31/01). It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 represents stocks only, whereas your fund invests primarily in real estate investment trust (REIT) securities that produce much of their returns through current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System, regardless of management style and investment strategy.

                              AIM REAL ESTATE FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM REAL ESTATE FUND

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

                     -------------------------------------

                            CHANCES ARE YOU'VE HEARD

                                   MORE ABOUT

                               STOCKS THAN BONDS.

                     -------------------------------------

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.
    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds
o   Enhance total returns
o Provide a steady source of income Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS
Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.
    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES
Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.
    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.
    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS
Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%. In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S Treasury market, there are other types of bonds.

                                [EAGLE GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES
U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.
    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus is allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.
    In addition to the Treasury, Congress has authorized certain federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac), also issue bonds.
    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion

                              AIM REAL ESTATE FUND

line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. A bill has been proposed to remove their lines of credit with the Treasury. As the wheels of government tend to move slowly, this GSE debate will likely not be resolved soon.

[BUILDING GRAPHIC]

MUNICIPAL BONDS
Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects such as toll roads; and general obligation (GO) bonds, funded by tax dollars.
    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                             [DOLLAR SIGN GRAPHIC]

CORPORATE BONDS
Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                              [YIELD SIGN GRAPHIC]

HIGH YIELD BONDS
High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.
    Unlike other types of bonds, high yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                [GLOBE GRAPHIC]

FOREIGN BONDS
Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED
Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.
    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.
    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities
    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-93.43%

APARTMENTS-27.55%

Apartment Investment & Management Co.-Class A     35,500    $ 1,640,810
-----------------------------------------------------------------------
Archstone Communities Trust                        61,300     1,563,763
-----------------------------------------------------------------------
Avalonbay Communities, Inc.                        53,500     2,559,975
-----------------------------------------------------------------------
Camden Property Trust                              66,400     2,486,680
-----------------------------------------------------------------------
Equity Office Properties Trust                    197,907     5,941,168
-----------------------------------------------------------------------
Essex Property Trust, Inc.                         24,200     1,231,780
-----------------------------------------------------------------------
Smith (Charles E.) Residential Realty, Inc.        35,300     1,762,176
-----------------------------------------------------------------------
Summit Properties Inc.                             59,800     1,560,780
=======================================================================
                                                             18,747,132
=======================================================================

DIVERSIFIED-6.43%

Cousins Properties, Inc.                           51,400     1,290,654
-----------------------------------------------------------------------
Vornado Realty Trust                               79,900     3,087,336
=======================================================================
                                                              4,377,990
=======================================================================

HEALTHCARE-5.20%

Health Care Property Investors, Inc.               40,500     1,445,040
-----------------------------------------------------------------------
Health Care REIT, Inc.                             85,000     2,091,000
=======================================================================
                                                              3,536,040
=======================================================================

INDUSTRIAL PROPERTIES-5.24%

Cabot Industrial Trust                             50,000     1,050,000
-----------------------------------------------------------------------
ProLogis Trust                                    118,800     2,518,560
=======================================================================
                                                              3,568,560
=======================================================================

INDUSTRIAL/OFFICE PROPERTIES-6.64%

Kilroy Realty Corp.                                74,600     1,999,280
-----------------------------------------------------------------------
Liberty Property Trust                             68,350     2,023,160
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                    22,200       491,730
=======================================================================
                                                              4,514,170
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

Cypress Communications Voting Trust(a)(b)(c)        9,809         2,281
=======================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Internap Network Services Corp.(a)                    152           286
=======================================================================

LODGING-RESORTS-1.62%

FelCor Lodging Trust Inc.                          13,900       302,186
-----------------------------------------------------------------------
Hospitality Properties Trust                       22,000       617,100
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties                           11,000   $   185,350
=======================================================================
                                                              1,104,636
=======================================================================

OFFICE PROPERTIES-19.15%

Boston Properties, Inc.                            75,300     2,902,815
-----------------------------------------------------------------------
Brandywine Realty Trust                            31,900       680,108
-----------------------------------------------------------------------
CarrAmerica Realty Corp.                           50,500     1,507,425
-----------------------------------------------------------------------
Equity Residential Properties Trust                57,000     3,231,900
-----------------------------------------------------------------------
Mack-Cali Realty Corp.                             73,000     2,022,100
-----------------------------------------------------------------------
SL Green Realty Corp.                              88,600     2,684,580
=======================================================================
                                                             13,028,928
=======================================================================

REGIONAL MALLS-10.39%

CBL & Associates Properties, Inc.                  49,700     1,532,748
-----------------------------------------------------------------------
General Growth Properties, Inc.                    62,400     2,253,264
-----------------------------------------------------------------------
Macerich Co. (The)                                 15,000       361,500
-----------------------------------------------------------------------
Simon Property Group, Inc.                        103,100     2,922,885
=======================================================================
                                                              7,070,397
=======================================================================

SELF STORAGE FACILITIES-1.29%

Public Storage, Inc-Series A                       35,000       875,000
=======================================================================

SHOPPING CENTERS-9.92%

Chelsea Property Group, Inc.                       15,800       756,820
-----------------------------------------------------------------------
Developers Diversified Realty Corp.                50,700       889,785
-----------------------------------------------------------------------
Federal Realty Investment Trust                    15,000       322,500
-----------------------------------------------------------------------
Kimco Realty Corp.                                 44,200     2,068,560
-----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               105,800     2,708,480
=======================================================================
                                                              6,746,145
=======================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $55,813,064)                       63,571,565
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-6.46%

Federal Home Loan Bank, Disc. Notes,
  3.80%, 08/01/01 (Cost $4,394,000)(d)         $4,394,000     4,394,000
=======================================================================
TOTAL INVESTMENTS-99.89% (Cost $60,207,064)                  67,965,565
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.11%                              73,050
=======================================================================
NET ASSETS-100.00%                                          $68,038,615
_______________________________________________________________________
=======================================================================

Investment Abbreviation:

Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. Investment in security not registered under the Securities Act of 1933 and is restricted as to resale.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost $60,207,064)  $67,965,565
------------------------------------------------------------
Cash                                                     707
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   169,663
------------------------------------------------------------
  Dividends                                           86,642
------------------------------------------------------------
  Due from Advisor                                    22,895
------------------------------------------------------------
Investment for deferred compensation plan             20,480
------------------------------------------------------------
Other assets                                          22,788
============================================================
    Total assets                                  68,288,740
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             144,418
------------------------------------------------------------
  Deferred compensation plan                          20,480
------------------------------------------------------------
Accrued distribution fees                             45,400
------------------------------------------------------------
Accrued trustees' fees                                 1,056
------------------------------------------------------------
Accrued transfer agent fees                           14,490
------------------------------------------------------------
Accrued operating expenses                            24,281
============================================================
    Total liabilities                                250,125
============================================================
Net assets applicable to shares outstanding      $68,038,615
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $28,399,919
____________________________________________________________
============================================================
Class B                                          $16,917,104
____________________________________________________________
============================================================
Class C                                          $22,721,592
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            2,094,963
____________________________________________________________
============================================================
Class B                                            1,244,950
____________________________________________________________
============================================================
Class C                                            1,674,563
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     13.56
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.56 divided by
      95.25%)                                    $     14.24
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     13.59
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     13.57
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Dividends                                         $3,119,084
------------------------------------------------------------
Interest                                             178,755
============================================================
    Total investment income                        3,297,839
============================================================

EXPENSES:

Advisory fees                                        538,600
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        24,916
------------------------------------------------------------
Distribution fees -- Class A                          87,233
------------------------------------------------------------
Distribution fees -- Class B                         142,397
------------------------------------------------------------
Distribution fees -- Class C                         206,810
------------------------------------------------------------
Transfer agent fees -- Class A                        59,330
------------------------------------------------------------
Transfer agent fees -- Class B                        32,964
------------------------------------------------------------
Transfer agent fees -- Class C                        47,876
------------------------------------------------------------
Trustees' fees                                         8,260
------------------------------------------------------------
Other                                                 97,564
============================================================
    Total expenses                                 1,295,950
============================================================
Less: Fees waived                                    (63,751)
------------------------------------------------------------
    Expenses paid indirectly                          (1,992)
============================================================
    Net expenses                                   1,230,207
============================================================
Net investment income                              2,067,632
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       2,443,459
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              269,711
------------------------------------------------------------
Net gain from investment securities                2,713,170
============================================================
Net increase in net assets resulting from
  operations                                      $4,780,802
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income                                       $  2,067,632       $  1,118,015       $  1,698,362
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            2,443,459               (226)        (8,493,267)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     269,711          9,785,935          4,696,984
================================================================================================================
    Net increase in net assets resulting from operations         4,780,802         10,903,724         (2,097,921)
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (990,088)          (407,821)          (880,747)
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (457,442)          (198,721)          (292,274)
----------------------------------------------------------------------------------------------------------------
  Class C                                                         (675,541)          (340,716)        (1,010,658)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,106,152          3,016,298         (2,285,404)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        3,507,802            669,804          3,517,105
----------------------------------------------------------------------------------------------------------------
  Class C                                                        1,552,030         (3,537,708)       (10,749,346)
================================================================================================================
    Net increase in net assets                                  11,823,715         10,104,860        (13,799,245)
================================================================================================================

NET ASSETS:

  Beginning of year                                             56,214,900         46,110,040         59,909,285
================================================================================================================
  End of year                                                 $ 68,038,615       $ 56,214,900       $ 46,110,040
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 74,058,968       $ 64,892,984       $ 64,744,590
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              113,383            168,822             (1,935)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (13,892,237)       (16,335,696)       (16,335,470)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   7,758,501          7,488,790         (2,297,145)
================================================================================================================
                                                              $ 68,038,615       $ 56,214,900       $ 46,110,040
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Real Estate Fund (formerly, AIM Advisor Real Estate Fund) (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $13,665,572 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the net fee paid by the Fund to AIM. For the year ended July 31, 2001, AIM waived fees of $41,242.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $82,192 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $64,724, $142,397 and $206,810, respectively, as compensation under the Plans. For the year ended July 31, 2001, AIM Distributors waived fees of $22,509 for Class A shares.
  AIM Distributors received commissions of $17,940 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $5,332 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,007 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,110 and reductions in custodian fees of $882 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $1,992.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $57,318,868 and $48,301,712, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $7,723,852
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (192,016)
=========================================================
Net unrealized appreciation of investment
  securities                                   $7,531,836
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $60,433,729.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                                    YEAR ENDED             SEVEN MONTHS ENDED               YEAR ENDED
                                                  JULY 31, 2001               JULY 31, 2000             DECEMBER 31, 1999
                                             ------------------------    -----------------------    --------------------------
                                              SHARES        AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                             ---------    -----------    --------    -----------    ----------    ------------
Sold:
  Class A                                    1,024,020    $13,196,877     759,953    $ 8,885,425       805,892    $  9,057,241
------------------------------------------------------------------------------------------------------------------------------
  Class B                                      764,984      9,831,883     627,434      7,322,643       554,129       6,045,844
------------------------------------------------------------------------------------------------------------------------------
  Class C                                      432,910      5,577,023     175,530      2,024,139       301,049       3,371,676
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                       70,224        904,991      30,565        356,440        73,515         798,302
------------------------------------------------------------------------------------------------------------------------------
  Class B                                       31,575        408,247      13,756        161,995        24,076         261,703
------------------------------------------------------------------------------------------------------------------------------
  Class C                                       45,459        586,238      25,544        298,128        81,508         887,308
==============================================================================================================================
Reacquired:
  Class A                                     (777,728)    (9,995,716)   (546,405)    (6,225,567)   (1,098,601)    (12,140,947)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                     (525,346)    (6,732,328)   (592,222)    (6,814,834)     (254,623)     (2,790,442)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                     (360,238)    (4,611,231)   (526,918)    (5,859,975)   (1,372,447)    (15,008,330)
==============================================================================================================================
                                               705,860    $ 9,165,984     (32,763)   $   148,394      (885,502)   $ (9,517,645)
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                            SEVEN MONTHS
                                                              YEAR ENDED       ENDED           YEAR ENDED DECEMBER 31,
                                                               JULY 31,       JULY 31,      -----------------------------
                                                                 2001         2000(a)        1999      1998(a)     1997
                                                              ----------    ------------    -------    -------    -------
Net asset value, beginning of period                           $ 13.04        $ 10.61       $ 11.46    $ 15.74    $ 14.19(b)
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.50           0.30          0.42       0.58       0.34
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.54           2.38         (0.75)     (4.11)      2.39
=========================================================================================================================
    Total from investment operations                              1.04           2.68         (0.33)     (3.53)      2.73
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.52)         (0.25)        (0.52)     (0.50)     (0.44)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --            --      (0.25)     (0.74)
=========================================================================================================================
    Total distributions                                          (0.52)         (0.25)        (0.52)     (0.75)     (1.18)
=========================================================================================================================
Net asset value, end of period                                 $ 13.56        $ 13.04       $ 10.61    $ 11.46    $ 15.74
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   8.23%         25.61%        (2.88)%   (22.54)%    19.78%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $28,400        $23,187       $16,279    $20,087    $16,507
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.63%(d)       1.62%(e)      1.61%      1.55%      1.60%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.79%(d)       2.05%(e)      1.73%      1.71%      1.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income to average net assets              3.88%(d)       4.49%(e)      3.70%      4.37%      3.26%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             85%            39%           52%        69%        57%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,923,716.
(e)  Annualized.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                              YEAR ENDED       ENDED         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,       JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                                 2001         2000(a)           1999           1998(a)
                                                              ----------    ------------    ------------    -------------
Net asset value, beginning of period                           $ 13.07        $ 10.64          $11.48          $15.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.41           0.25            0.32            0.37
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.53           2.39           (0.72)          (3.58)
=========================================================================================================================
    Total from investment operations                              0.94           2.64           (0.40)          (3.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.42)         (0.21)          (0.44)          (0.40)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --              --           (0.25)
=========================================================================================================================
    Total distributions                                          (0.42)         (0.21)          (0.44)          (0.65)
=========================================================================================================================
Net asset value, end of period                                 $ 13.59        $ 13.07          $10.64          $11.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   7.42%         25.08%          (3.53)%        (21.02)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,917        $12,722          $9,839          $6,901
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.36%(c)       2.37%(d)        2.35%           2.31%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.43%(c)       2.70%(d)        2.37%           2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income to average net assets              3.15%(c)       3.73%(d)        2.96%           3.62%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             85%            39%             52%             69%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,239,705.
(d)  Annualized.

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                      SEVEN MONTHS
                                                        YEAR ENDED       ENDED                  YEAR ENDED DECEMBER 31,
                                                         JULY 31,       JULY 31,      -------------------------------------------
                                                           2001         2000(a)       1999(a)    1998(a)    1997(a)(b)    1996(b)
                                                        ----------    ------------    -------    -------    ----------    -------
Net asset value, beginning of period                     $ 13.05        $ 10.62       $ 11.46    $ 15.74     $ 14.19      $ 10.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.41           0.25          0.33       0.50        0.36         0.33
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.53           2.39         (0.73)     (4.13)       2.26         3.51
=================================================================================================================================
    Total from investment operations                        0.94           2.64         (0.40)     (3.63)       2.62         3.84
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.42)         (0.21)        (0.44)     (0.40)      (0.33)       (0.31)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --            --      (0.25)      (0.74)       (0.10)
=================================================================================================================================
    Total distributions                                    (0.42)         (0.21)        (0.44)     (0.65)      (1.07)       (0.41)
=================================================================================================================================
Net asset value, end of period                           $ 13.57        $ 13.05       $ 10.62    $ 11.46     $ 15.74      $ 14.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             7.43%         25.13%        (3.54)%   (23.16)%     18.88%       36.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $22,722        $20,306       $19,992    $32,921     $43,934      $20,566
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.36%(d)       2.37%(e)      2.35%      2.31%       2.35%        2.40%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.43%(d)       2.70%(e)      2.37%      2.37%       2.35%        2.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets        3.15%(d)       3.73%(e)      2.96%      3.62%       2.54%        3.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       85%            39%           52%        69%         57%          25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $20,681,034.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Real Estate Fund
And Board of Trustees of AIM Advisor Funds:

We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Advisor Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                    OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                     Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer      Chairman and President                  Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                     Carol F. Relihan
Bruce L. Crockett                                    Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                         Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President and                     Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                   Dana R. Sutton                          Houston, TX 77046
                                                     Vice President and Treasurer
Owen Daly II                                                                                 SUB-ADVISOR
Formerly Director                                    Robert G. Alley
Cortland Trust, Inc.                                 Vice President                          INVESCO Institutional (N.A.), Inc.
                                                                                             1315 Peachtree Street, N.E.
Albert R. Dowden                                     Stuart W. Coco                          Atlanta, GA 30309
Chairman, Cortland Trust, Inc. and                   Vice President
DHJ Media, Inc.; and                                                                         TRANSFER AGENT
Director, Magellan Insurance Company                 Melville B. Cox
                                                     Vice President                          A I M Fund Services, Inc.
Edward K. Dunn Jr.                                                                           P.O. Box 4739
Formerly, Chairman, Mercantile Mortgage Corp.;       Karen Dunn Kelley                       Houston, TX 77210-4739
Vice Chairman, President and                         Vice President
Chief Operating Officer,                                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and             Edgar M. Larsen
President, Mercantile Bankshares                     Vice President                          State Street Bank and Trust Company
                                                                                             225 Franklin Street
Jack M. Fields                                       Mary J. Benson                          Boston, MA 02110
Chief Executive Officer                              Assistant Vice President and
Twenty First Century Group, Inc.;                    Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                 Sheri Morris                            Ballard Spahr
                                                     Assistant Vice President and            Andrews & Ingersoll, LLP
Carl Frischling                                      Assistant Treasurer                     1735 Market Street
Partner                                                                                      Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                                                             COUNSEL TO THE TRUSTEES
Prema Mathai-Davis
Member, Visiting Committee,                                                                  Kramer, Levin, Naftalis & Frankel LLP
Harvard University Graduate                                                                  919 Third Avenue
School of Education, New School University;                                                  New York, NY 10022
Formerly, Chief Executive Officer,
YWCA of the U.S.A.                                                                           DISTRIBUTOR

Lewis F. Pennock                                                                             A I M Distributors, Inc.
Partner, Pennock & Cooper                                                                    11 Greenway Plaza
                                                                                             Suite 100
Louis S. Sklar                                                                               Houston, TX 77046
Executive Vice President,
Development and Operations,                                                                  AUDITORS
Hines Interests
Limited Partnership                                                                          Ernst & Young LLP
                                                                                             1221 McKinney, Suite 2400
                                                                                             Houston, TX 77010

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 0% is eligible for the dividends received deduction for corporations.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry since
        MORE AGGRESSIVE                             MORE AGGRESSIVE                     1976 and managed approximately $171 billion
                                                                                        in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)        AIM Developing Markets                            including individual investors, corporate
AIM Mid Cap Opportunities(1)          AIM European Small Company                        clients and financial institutions, as of
AIM Large Cap Opportunities(2)        AIM Asian Growth                                  June 30, 2001.
AIM Emerging Growth                   AIM International Emerging Growth                     The AIM Family of Funds--Registered
AIM Small Cap Growth                  AIM European Development                          Trademark-- is distributed nationwide, and
AIM Aggressive Growth                 AIM Euroland Growth                               AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                    AIM Global Aggressive Growth                      complex in the United States in assets under
AIM Small Cap Equity                  AIM International Equity                          management, according to Strategic Insight,
AIM Capital Development               AIM International Value(4)                        an independent mutual fund monitor.
AIM Constellation                     AIM Worldwide Spectrum                                AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends           AIM Global Trends                                 of the world's largest independent financial
AIM Select Equity(3)                  AIM Global Growth                                 services companies with $408 billion in
AIM Large Cap Growth                                                                    assets under management as of June 30, 2001.
AIM Weingarten                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Value II                                      SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                           MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                       AIM New Technology
AIM Large Cap Basic Value             AIM Global Telecommunications and Technology
AIM Balanced                          AIM Global Infrastructure
                                      AIM Global Energy(5)
       MORE CONSERVATIVE              AIM Global Financial Services
                                      AIM Global Health Care
                                      AIM Real Estate(6)
                                      AIM Global Utilities

                                      MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income                  AIM High Income Municipal
AIM High Yield II                     AIM Municipal Bond
AIM High Yield                        AIM Tax-Free Intermediate
AIM Income                            AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                     MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        REA-AR-1

A I M DISTRIBUTORS, INC.